                                                               EXHIBIT (h)(6)(i)

[ING FUNDS LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland
                                            Michael J. Roland
                                            Executive Vice President and
                                            Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ EDWARD G. McGANN
       ------------------------------
Name:  EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

                FUND                                       EFFECTIVE DATE
                ----                                       --------------
ING EQUITY TRUST
   ING Convertible Fund                                     June 9, 2003
   ING Disciplined LargeCap Fund                            June 9, 2003
   ING Equity and Bond Fund                                 June 9, 2003
   ING Financial Services Fund                              June 9, 2003
   ING Growth Opportunities Fund                            June 9, 2003
   ING LargeCap Growth Fund                                 June 9, 2003
   ING LargeCap Value Fund                              February 1, 2004
   ING MidCap Opportunities Fund                            June 9, 2003
   ING MidCap Value Fund                                    June 9, 2003
   ING Principal Protection Fund                            June 2, 2003
   ING Principal Protection Fund II                         June 2, 2003
   ING Principal Protection Fund III                        June 2, 2003
   ING Principal Protection Fund IV                         June 2, 2003
   ING Principal Protection Fund V                          June 2, 2003
   ING Principal Protection Fund VI                         June 2, 2003
   ING Principal Protection Fund VII                         May 1, 2003
   ING Principal Protection Fund VIII                      October 1, 2003
   ING Principal Protection Fund IX                       February 2, 2004
   ING Principal Protection Fund X                              TBD
   ING Principal Protection Fund XI                             TBD
   ING Real Estate Fund                                     June 9, 2003
   ING SmallCap Opportunities Fund                          June 9, 2003
   ING SmallCap Value Fund                                  June 9, 2003
   ING Tax Efficient Equity Fund                            June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                            April 7, 2003
   ING GNMA Income Fund                                     April 7, 2003
   ING High Yield Bond Fund                                 April 7, 2003
   ING High Yield Opportunity Fund                          April 7, 2003
   ING Intermediate Bond Fund                               April 7, 2003
   ING Lexington Money Market Trust                         April 7, 2003
   ING Money Market Fund                                    April 7, 2003
   ING National Tax-Exempt Bond Fund                        April 7, 2003

ING GET FUND
   ING GET Fund - Series E                                  July 14, 2003
   ING GET Fund - Series G                                  July 14, 2003
   ING GET Fund - Series H                                  July 14, 2003
   ING GET Fund - Series I                                  July 14, 2003
   ING GET Fund - Series J                                  July 14, 2003
   ING GET Fund - Series K                                  July 14, 2003

ING GET FUND (CONT.)
   ING GET Fund - Series L                                 July 14, 2003
   ING GET Fund - Series M                                 July 14, 2003
   ING GET Fund - Series N                                 July 14, 2003
   ING GET Fund - Series P                                 July 14, 2003
   ING GET Fund - Series Q                                 July 14, 2003
   ING GET Fund - Series R                                 July 14, 2003
   ING GET Fund - Series S                                 July 14, 2003
   ING GET Fund - Series T                                 July 14, 2003
   ING GET Fund - Series U                                 July 14, 2003
   ING GET Fund - Series V                                 March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                        June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                   January 6, 2003
   ING AIM Mid Cap Growth Portfolio                       January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                  January 6, 2003
   ING American Funds Growth Portfolio                   September 2, 2003
   ING American Funds Growth-Income Portfolio            September 2, 2003
   ING American Funds International Portfolio            September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio         January 13, 2003
   ING Capital Guardian Managed Global Portfolio          January 13, 2003
   ING Capital Guardian Small Cap Portfolio               January 13, 2003
   ING Developing World Portfolio                         January 13, 2003
   ING Eagle Asset Capital Appreciation Portfolio         January 6, 2003
   ING Evergreen Health Sciences Portfolio                  May 3, 2004
   ING Evergreen Omega Portfolio                            May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio              January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio    January 6, 2003
   ING Hard Assets Portfolio                              January 13, 2003
   ING International Portfolio                            January 13, 2003
   ING Janus Growth and Income Portfolio                  January 13, 2003
   ING Janus Special Equity Portfolio                     January 13, 2003
   ING Jennison Equity Opportunities Portfolio            January 6, 2003
   ING JPMorgan Small Cap Equity Portfolio                January 13, 2003
   ING Julius Baer Foreign Portfolio                      January 13, 2003
   ING Lifestyle Aggressive Growth Portfolio                May 1, 2004
   ING Lifestyle Growth Portfolio                           May 1, 2004
   ING Lifestyle Moderate Growth Portfolio                  May 1, 2004
   ING Lifestyle Moderate Portfolio                         May 1, 2004
   ING Limited Maturity Bond Portfolio                    January 6, 2003
   ING Liquid Assets Portfolio                            January 6, 2003
   ING Marsico Growth Portfolio                           January 13, 2003
   ING Mercury Focus Value Portfolio                      January 6, 2003

ING INVESTORS TRUST (CONT.)
   ING Mercury Fundamental Growth Portfolio                January 6, 2003
   ING MFS Mid Cap Growth Portfolio                        January 13, 2003
   ING MFS Research Portfolio                              January 13, 2003
   ING MFS Total Return Portfolio                          January 13, 2003
   ING PIMCO Core Bond Portfolio                           January 13, 2003
   ING PIMCO High Yield Portfolio                          November 5, 2003
   ING Salomon Brothers All Cap Portfolio                  January 6, 2003
   ING Salomon Brothers Investors Portfolio                January 6, 2003
   ING Stock Index Portfolio                               November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio        January 13, 2003
   ING T. Rowe Price Equity Income Portfolio               January 13, 2003
   ING UBS U.S. Balanced Portfolio                         January 6, 2003
   ING Van Kampen Equity Growth Portfolio                  January 13, 2003
   ING Van Kampen Global Franchise Portfolio               January 13, 2003
   ING Van Kampen Growth and Income Portfolio              January 13, 2003
   ING Van Kampen Real Estate Portfolio                    January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                   June 9, 2003
   ING International Value Fund                            November 3, 2003

ING MUTUAL FUNDS
   ING Emerging Countries Fund                             November 3, 2003
   ING Foreign Fund                                          July 1, 2003
   ING Global Equity Dividend Fund                        September 2, 2003
   ING Global Real Estate Fund                             November 3, 2003
   ING International Fund                                  November 3, 2003
   ING International SmallCap Growth Fund                  November 3, 2003
   ING Precious Metals Fund                                November 3, 2003
   ING Russia Fund                                         November 3, 2003
   ING Worldwide Growth Fund                               November 3, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                   June 2, 2003
   ING Aeltus Money Market Fund                              June 2, 2003
   ING Balanced Fund                                         June 2, 2003
   ING Bond Fund                                             June 2, 2003
   ING Classic Principal Protection Fund I                   June 2, 2003
   ING Classic Principal Protection Fund II                  June 2, 2003
   ING Classic Principal Protection Fund III                 June 2, 2003
   ING Classic Principal Protection Fund IV                  June 2, 2003
   ING Equity Income Fund                                    June 9, 2003
   ING Global Science and Technology Fund                    June 2, 2003
   ING Government Fund                                       June 2, 2003
   ING Growth Fund                                           June 9, 2003

ING SERIES FUND, INC. (CONT.)
   ING Index Plus LargeCap Fund                            June 9, 2003
   ING Index Plus MidCap Fund                              June 9, 2003
   ING Index Plus Protection Fund                          June 2, 2003
   ING Index Plus SmallCap Fund                            June 9, 2003
   ING International Growth Fund                         November 3, 2003
   ING Small Company Fund                                  June 9, 2003
   ING Strategic Allocation Balanced Fund                  June 2, 2003
   ING Strategic Allocation Growth Fund                    June 2, 2003
   ING Strategic Allocation Income Fund                    June 2, 2003
   ING Value Opportunity Fund                              June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Balanced Portfolio          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio            July 7, 2003
   ING VP Strategic Allocation Income Portfolio            July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                      July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                  June 13, 2003
   ING GET U.S. Core Portfolio - Series 2               September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                 March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                  June 11, 2004
   ING GET U.S. Core Portfolio - Series 6               September 10, 2004
   ING GET U.S. Opportunity Portfolio - Series 1                TBD
   ING GET U.S. Opportunity Portfolio - Series 2                TBD
   ING VP Worldwide Growth Portfolio                     November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio          July 7, 2003
   ING VP Growth Portfolio                                 July 7, 2003
   ING VP Index Plus LargeCap Portfolio                    July 7, 2003
   ING VP Index Plus MidCap Portfolio                      July 7, 2003
   ING VP Index Plus SmallCap Portfolio                    July 7, 2003
   ING VP International Equity Portfolio                 November 3, 2003
   ING VP Small Company Portfolio                          July 7, 2003
   ING VP Value Opportunity Portfolio                      July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                           October 6, 2003
   ING VP Disciplined LargeCap Portfolio                  October 6, 2003
   ING VP Financial Services Portfolio                      May 1, 2004
   ING VP Growth + Value Portfolio                        October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP Growth Opportunities Portfolio                  October 6, 2003
   ING VP High Yield Bond Portfolio                       October 6, 2003
   ING VP International Value Portfolio                   November 3, 2003
   ING VP LargeCap Growth Portfolio                       October 6, 2003
   ING VP MagnaCap Portfolio                              October 6, 2003
   ING VP MidCap Opportunities Portfolio                  October 6, 2003
   ING VP Real Estate Portfolio                             May 1, 2004
   ING VP SmallCap Opportunities Portfolio                October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                             July 7, 2003

ING VP BOND PORTFOLIO                                       July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                        November 3, 2003

ING VP MONEY MARKET PORTFOLIO                               July 7, 2003

ING VP NATURAL RESOURCES TRUST                            October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                         October 6, 2003
   The Bond Portfolio                                     October 6, 2003
   The Money Market Portfolio                             October 6, 2003
   The Stock Portfolio                                    October 6, 2003